Exhibit 10.1

Execution Version

GLOBAL PARTNERS LP
GLP FINANCE CORP.

$300,000,000

7.000% Senior Notes due 2023

Purchase Agreement

June 1, 2015

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

As Representative of the Initial Purchasers

listed in Schedule 1 hereto

c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated
One Bryant Park
New York, New York 10036

Ladies and Gentlemen:

Global Partners LP, a Delaware limited partnership (the “Partnership”), and GLP Finance Corp., a Delaware corporation (“GLP Finance,” and together with the Partnership, the “Issuers”), propose to issue and sell to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representative”), $300,000,000 principal amount of their 7.000% Senior Notes due 2023 (the “Securities”).  The Securities will be issued pursuant to an Indenture to be dated as of June 4, 2015 (the “Indenture”) among the Issuers, the Guarantors (as defined below) and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), and will be guaranteed on an unsecured senior basis by each of the Guarantors (the “Guarantees”).  The Securities will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”) pursuant to a letter of representations, to be dated on or before the Closing Date (as defined in Section 2 hereof) (the “DTC Agreement”), among the Issuers, the Trustee and the Depositary.

This purchase agreement (this “Agreement”) confirms the agreement among Global GP LLC, a Delaware limited liability company (the “General Partner”), the Issuers, Cascade Kelly Holdings LLC, an Oregon limited liability company (“Cascade Kelly”), Global CNG LLC, a Delaware limited liability company (“Global CNG”), Global Operating LLC, a Delaware limited liability company (“Global Operating”), Global Companies LLC, a Delaware limited liability company (“Global Companies”), Global Montello Group Corp., a Delaware corporation (“Global Montello”), Chelsea Sandwich LLC, a Delaware limited liability company (“Chelsea Sandwich”), Glen Hes Corp., a Delaware corporation (“Glen Hes”), Alliance Energy LLC, a Massachusetts limited liability company (“Alliance”), Bursaw Oil LLC, a Massachusetts limited liability company (“Bursaw Oil”), Global Energy Marketing LLC, a Delaware limited liability company (“Global Marketing”), Global Energy Marketing II LLC, a Delaware limited liability company (“Global Marketing II”), Global Partners Energy Canada ULC, an Alberta unlimited liability company (“GPEC”), Warren Equities, Inc., a Delaware corporation (“Warren”), Warex Terminals Corporation, a New York corporation (“Warex”), Drake Petroleum Company, Inc., a Massachusetts corporation (“Drake”), Puritan Oil Company, Inc., a New Jersey corporation (“Puritan”), Maryland Oil Company, Inc., a Delaware corporation (“Maryland Oil” and, together with Cascade Kelly, Global CNG, Global Operating, Global Companies, Global Montello, Chelsea Sandwich, Glen Hes, Alliance, Bursaw Oil, Global Marketing, Global Marketing II, Warren, Warex, Drake and Puritan, the “Guarantors”) and the Initial Purchasers concerning the purchase of the Securities by the Initial Purchasers.  The Partnership, the General Partner, GLP Finance and the Guarantors are herein referred to as the “Partnership Parties.”

The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom.  The Partnership Parties have prepared a preliminary offering memorandum dated June 1, 2015 (the “Preliminary Offering Memorandum”) and has prepared and delivered to each Initial Purchaser copies of a Pricing Supplement, dated June 1, 2015 (the “Pricing Supplement”), describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities.  Promptly after this Agreement is executed and delivered, the Partnership Parties will prepare and deliver to each Initial Purchaser a final offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Partnership Parties, the Securities and the Guarantees.  Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Partnership Parties to the Initial Purchasers pursuant to the terms of this Agreement.  Each of the Partnership Parties hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement.  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Offering Memorandum.  References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein and any reference to “amend,” “amendment” or “supplement” with respect to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include any documents filed after such date and incorporated by reference therein.

At 5:27 p.m. New York City Time, which is at or prior to the time when sales of the Securities were first made (the “Time of Sale”), the Partnership Parties prepared the following information (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum and the Pricing Supplement, substantially in the form of Annex A hereto.

Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date (as defined below), among the Issuers, the Guarantors and the Initial Purchasers, substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”),

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pursuant to which the Issuers and the Guarantors will be required to file with the Securities and Exchange Commission (the “Commission”) one or more registration statements providing for the registration under the Securities Act of the Securities or securities that are identical to the Securities (the “Exchange Securities”) to be offered in exchange for the Securities (the “Exchange Offer”) and the related Guarantees.

Each of the Partnership Parties hereby jointly and severally confirms its agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

1.             Purchase and Resale of the Securities.

(a)           The Issuers agree to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Issuers on the Closing Date the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a purchase price equal to 98.375% of the principal amount of Securities purchased by each Initial Purchaser in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule 1 hereto bear to the aggregate principal amount of Securities set forth opposite the names of all such Initial Purchasers.  The Issuers will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(b)           The Issuers understand that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information.  Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)            it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (“Regulation D”);

(ii)           it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and

(iii)          it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:

(A)          within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

(B)          in accordance with the restrictions set forth in Annex B hereto.

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(c)           Each Initial Purchaser acknowledges and agrees that the Issuers and, for purposes of the “no registration” opinions to be delivered to the Initial Purchasers pursuant to Section 6, counsel for the Issuers and counsel for the Initial Purchasers may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in Section 1(b) (including Annex B hereto), and each Initial Purchaser hereby consents to such reliance.

(d)           The Issuers acknowledge and agree that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

(e)           The Partnership Parties acknowledge and agree that (i) each Initial Purchaser is acting solely in the capacity of an arm’s length contractual counterparty to the Partnership Parties with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or agent of, the Partnership Parties or any other person and (ii) the several Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Partnership Parties, and the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship.  Additionally, neither the Representative nor any other Initial Purchaser is advising the Partnership Parties or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  The Partnership Parties shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representative nor any other Initial Purchaser shall have any responsibility or liability to the Partnership Parties with respect thereto.  Any review by the Representative or any Initial Purchaser of the Partnership Parties and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representative or such Initial Purchaser, as the case may be, and shall not be on behalf of the Partnership Parties or any other person.

2.             Payment and Delivery.  (a)  Payment for and delivery of the Securities will be made, against delivery of the Securities to the Initial Purchasers through the facilities of The Depository Trust Company (“DTC”), at the offices of Vinson & Elkins L.L.P., 666 Fifth Ave., 25th Floor, New York, New York 10103 at 10:00 A.M., New York City time, on June 4, 2015, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Issuers may agree upon in writing.  The time and date of such payment and delivery is referred to herein as the “Closing Date.”  At such closing, the Issuers will deliver to the Trustee, as custodian for DTC, one or more global notes representing the Securities (collectively, the “Global Notes”), each registered in the name of Cede & Co., as nominee of the Depositary, pursuant to the DTC Agreement.  The Global Notes shall be in such denominations as the Representatives shall designate.  Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

(b)           Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Issuers to the Representative against delivery to

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the nominee of DTC, for the account of the Initial Purchasers, of the Global Note, with any transfer taxes payable in connection with the sale of the Securities duly paid by the Issuers.

3.             Representations, Warranties and Agreements of the Partnership Parties.  The Partnership Parties jointly and severally represent and warrant to, and agree with, each of the Initial Purchasers that:

(a)           Preliminary Offering Memorandum, Time of Sale Information and the Offering Memorandum.  The Preliminary Offering Memorandum, as of its date, did not, the Time of Sale Information, as of the Time of Sale, did not, and at the Closing Date, will not, and the Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Partnership Parties make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Partnership Parties in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum, which information is specified in the last sentence of Section 7(b).  The Partnership Parties have not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Time of Sale Information and the Offering Memorandum.

(b)           Additional Written Communications.  The Partnership Parties (including their agents and representatives, other than the Initial Purchasers in their capacity as such) have not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Partnership Parties or their agents and representatives (other than a communication referred to in clauses (i) and (ii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the Time of Sale Information, and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c).  Each such Issuer Written Communication, when taken together with the Time of Sale Information at the Time of Sale, did not, and as of the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Partnership Parties make no representation or warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Partnership Parties in writing by such Initial Purchaser through the Representative expressly for use in any Issuer Written Communication, which information is specified in the last sentence of Section 7(b).

(c)           Form of Documents; Incorporated Documents.  The documents incorporated by reference in each of the Time of Sale Information and the Offering Memorandum (the “Incorporated Documents”), when filed with the Commission, conformed

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or will conform, as the case may be, in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder, and none of such Incorporated Documents contained or will contain, as the case may be, an untrue statement of a material fact or omitted or will omit, as the case may be, to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)           Formation and Qualification of the Partnership. The Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) with full partnership power and authority to own or lease its properties and to conduct its business in all material respects as described in each of the Time of Sale Information and the Offering Memorandum.  The Partnership is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure to so register or qualify would not (i) have a material adverse effect on the condition (financial or otherwise), business, assets, results of operations or prospects of the Partnership Parties, taken as a whole, or on the performance by the Partnership Parties of their obligations under this Agreement, the Securities and the Guarantees (a “Material Adverse Effect”), or (ii) subject the limited partners of the Partnership to any material liability or disability.

(e)           Formation and Qualification of the General Partner, Global Operating, Global Companies, Global Marketing, Global Marketing II, Chelsea Sandwich and Global CNG.  Each of the General Partner, Global Operating, Global Companies, Global Marketing, Global Marketing II, Chelsea Sandwich and Global CNG has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act (the “Delaware LLC Act”) with full limited liability company power and authority to own or lease its properties and to conduct its business, and, in the case of the General Partner, to act as general partner of the Partnership.  Each of the General Partner, Global Operating, Global Companies, Global Marketing, Global Marketing II, Chelsea Sandwich and Global CNG is, and as of the Closing Date will be, duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(f)            Formation and Qualification of GLP Finance, Global Montello, Glen Hes, Warren and Maryland Oil.  Each of GLP Finance, Global Montello, Glen Hes, Warren and Maryland Oil has been duly incorporated and is validly existing in good standing as a corporation under the Delaware General Corporation Law (the “DGCL”) with full corporate power and authority to own or lease its properties and to conduct its business.  Each of GLP Finance, Global Montello, Glen Hes, Warren and Maryland Oil is, and as of the Closing Date will be, duly registered or qualified as a foreign corporation for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature

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or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(g)           Formation and Qualification of Alliance and Bursaw Oil.  Each of Alliance and Bursaw Oil has been duly formed and is validly existing in good standing as a limited liability company under the Massachusetts Limited Liability Company Act with full limited liability company power and authority to own or lease its properties and conduct its business.  Each of Alliance and Bursaw Oil is, and as of the Closing Date will be, duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(h)           Formation and Qualification of Drake.  Drake has been duly organized and is validly existing as a corporation under the Massachusetts Business Corporations Act with full corporate power and authority to own or lease its properties and conduct its business.  Drake is, and as of the Closing Date will be, duly registered or qualified as a foreign corporation for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(i)            Formation and Qualification of Cascade Kelly.  Cascade Kelly has been duly formed and is validly existing as a limited liability company under the Oregon Limited Liability Company Act with full limited liability company power and authority to own or lease its properties and conduct its business.  Cascade Kelly is, and as of the Closing Date will be, duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(j)            Formation and Qualification of GPEC.  GPEC has been duly formed and is validly existing as an unlimited liability company under the Alberta Business Corporations Act with full unlimited liability company power and authority to own or lease its properties and conduct its business.  GPEC is, and as of the Closing Date will be, duly registered or qualified as a foreign unlimited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

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(k)           Formation and Qualification of Warex.  Warex has been duly formed and is validly existing as a corporation under the New York Business Corporation Law with full corporate power and authority to own or lease its properties and conduct its business.  Warex is, and as of the Closing Date will be, duly registered or qualified as a foreign corporation for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(l)            Formation and Qualification of Puritan.  Puritan has been duly organized and is validly existing as a corporation under the New Jersey Business Corporation Act with full corporate power and authority to own or lease its properties and conduct its business.  Puritan is, and as of the Closing Date will be, duly registered or qualified as a foreign corporation for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(m)          Ownership of the General Partner. Richard Slifka, trusts for the benefit of certain family members of Alfred Slifka and Richard Slifka, Larea Holdings LLC, a Delaware limited liability company (“Larea”), and Larea Holdings II LLC, a Delaware limited liability company (“Larea II”), own all of the membership interests in the General Partner; such membership interests have been duly authorized and validly issued in accordance with the Third Amended and Restated Limited Liability Company Agreement of the General Partner (the “General Partner LLC Agreement”) and are fully paid (to the extent required under the General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and each member of the General Partner owns its membership interest in the General Partner free and clear of all liens, encumbrances, security interests, charges or claims (“Liens”), except restrictions on transferability contained in the General Partner LLC Agreement and the organizational documents of each such member, as applicable.

(n)           Ownership of the General Partner Interest in the Partnership.  The General Partner is the sole general partner of the Partnership with, as of the date hereof, a 0.74% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Third Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”); and the General Partner owns such general partner interest free and clear of all Liens, except restrictions on transferability contained in the Partnership Agreement, other than those created pursuant to the Second Amended and Restated Credit Agreement, dated December 16, 2013, by and among the Partnership, Global Operating, Global Companies, Global Montello, Chelsea Sandwich, Global Marketing, Global Marketing II, Glen Hes, Alliance, GLP Finance, Global CNG and Cascade Kelly, Bank of America, N.A., as administrative agent, and the other financial institutions party thereto, as amended (the “Credit Agreement”) and/or the Indenture governing the 6.25% Senior

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Notes due 2022 of the Partnership and GLP Finance, as amended the (the “2022 Notes Indenture”).

(o)           Capitalization of the Partnership.  As of the date hereof, the issued and outstanding limited partner interests of the Partnership consist of 30,995,563 common units each representing a limited partner interest in the Partnership (the “Common Units”) and the Incentive Distribution Rights (as such term is defined in the Partnership Agreement).  All such Common Units and Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

(p)           Ownership of Global Operating.  The Partnership owns a 100% membership interest in Global Operating; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Global Operating (the “Global Operating LLC Agreement”) and is fully paid (to the extent required under the Global Operating LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens, other than those created pursuant to the Credit Agreement and/or the 2022 Notes Indenture.

(q)           Ownership of Global Companies, Chelsea Sandwich, Global Marketing, Global Marketing II, Glen Hes, Alliance, Cascade Kelly, Global CNG, Bursaw Oil, GPEC, Warren, Warex, Drake, Puritan and Maryland Oil.  Global Operating owns a 100% membership interest in each of Global Companies, Chelsea Sandwich, Global Marketing, Global Marketing II, Alliance, Cascade Kelly and Global CNG and 100% of the capital stock of each of Global Montello and GPEC; Global Companies owns 100% of the capital stock of Glen Hes; and Alliance owns a 100% membership interest in Bursaw Oil; Global Montello owns 100% of the capital stock of Warren; and Warren owns 100% of the capital stock of each of Puritan, Warex, Drake and Maryland Oil, in each case free and clear of all Liens, other than those created pursuant to the Credit Agreement or the 2022 Notes Indenture.  In the case of the Guarantors that are limited liability companies, such membership interests have been duly authorized and validly issued in accordance with their respective limited liability company agreement (collectively, the “Operating Subsidiary LLC Agreements”) and are fully paid (to the extent required under the applicable Operating Subsidiary LLC Agreement) and nonassessable (except as such nonassessability may be affected by the statute of the jurisdiction of formation or incorporation applicable to such entity).  In the case of the Guarantors that are corporations, such capital stock has been duly authorized and validly issued in accordance with the DGCL and the charters and bylaws of such corporations and is fully paid and nonassessable.

(r)            Ownership of GLP Finance.  The Partnership owns 100% of the capital stock of GLP Finance free and clear of all Liens, other than those created pursuant to the Credit Agreement and/or the 2022 Notes Indenture.  Such capital stock has been duly authorized and validly issued in accordance with the charter and bylaws of GLP Finance and is fully paid and nonassessable.

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(s)            No Other Subsidiaries.  Other than the ownership interests in Global Operating, GLP Finance, Global Companies, Global Montello, Chelsea Sandwich, Global Marketing, Global Marketing II, Glen Hes, Alliance, Cascade Kelly, Global CNG, Bursaw Oil, GPEC, Warren, Warex, Drake, Puritan, Maryland Oil and Basin Transload, LLC, the Partnership does not own, directly or indirectly, and at the Closing Date will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.  Other than its ownership of its partnership interests in the Partnership, the General Partner does not own, and as of the Closing Date will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.  GLP Finance was formed for the sole purpose of being a co-issuer of the Partnership’s debt and has no operating assets.

(t)            Authority and Due Authorization.  Each of the Partnership Parties has all requisite partnership, corporate or limited liability company power and authority, as the case may be, to execute and deliver this Agreement, the Securities, the Indenture (including each Guarantee set forth therein), the Exchange Securities (including the related Guarantees) and the Registration Rights Agreement (collectively, the “Transaction Documents”) to which it is a party and to perform its respective obligations hereunder and thereunder; the Partnership Parties have taken all action required to be taken for the authorization, execution and delivery of each of the Transaction Documents by the Partnership Parties which are party thereto and the consummation of the transactions contemplated hereby and thereby has been validly taken.

(u)           Indenture.  The Indenture has been duly authorized by each of the Issuers and each of the Guarantors and on the Closing Date will be duly executed and delivered by the Issuers and the Guarantors and, when duly executed and delivered in accordance with its terms by each of the other parties thereto, will constitute a valid and legally binding agreement of each of the Issuers and each of the Guarantors enforceable against each of the Issuers and each of the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) (collectively, the “Enforceability Exceptions”); and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(v)           Securities and the Guarantees.  The Securities have been duly authorized by each of the Issuers and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of each of the Issuers enforceable against each of the Issuers in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

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(w)          Exchange Securities.  On the Closing Date, the Exchange Securities (including the related Guarantees) will have been duly authorized by each of the Issuers and each of the Guarantors, as applicable, and, when duly executed, authenticated, issued and delivered in accordance with the Indenture and as contemplated by the Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of each of the Issuers, as issuer, and each of the Guarantors, as guarantor, enforceable against each of the Issuers and each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(x)           Purchase Agreement, Registration Rights Agreement and DTC Agreement.  This Agreement has been duly authorized, executed and delivered by each of the Partnership Parties; and the Registration Rights Agreement has been duly authorized by each of the Issuers and each of the Guarantors and on the Closing Date will be duly executed and delivered by each of the Issuers and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of each of the Issuers and each of the Guarantors enforceable against each of the Issuers and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions, and except that enforceability may be limited by public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.  The DTC Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and will constitute a valid and binding agreement of, the Issuers, enforceable in accordance with its terms, subject to the Enforceability Exceptions, and except that enforceability may be limited by public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(y)           Descriptions of the Certain Documents.  Each of the Securities, the Exchange Securities, the Guarantees, the Indenture, the Registration Rights Agreement and the 2022 Notes Indenture conforms in all material respects to the description thereof contained in each of the Time of Sale Information and the Offering Memorandum.

(z)           Enforceability of Agreements.

(i)            The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms;

(ii)           The General Partner LLC Agreement has been duly authorized, executed and delivered by Alfred Slifka, Richard Slifka, trusts for the benefit of certain family members of Alfred Slifka and Richard Slifka, Larea and Larea II and is a valid and legally binding agreement of the Estate of Alfred Slifka, Richard Slifka, trusts for the benefit of certain family members of Alfred Slifka and Richard Slifka, Larea and Larea II, enforceable against the Estate of Alfred Slifka, Richard Slifka, trusts for the benefit of certain family members of Alfred Slifka and Richard Slifka, Larea and Larea II in accordance with its terms;

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(iii)          The Global Operating LLC Agreement has been duly authorized, executed and delivered by the Partnership and is a valid and legally binding agreement of Partnership, enforceable against the Partnership in accordance with its terms;

(iv)          The limited liability company agreement of Bursaw Oil (the “Bursaw Oil LLC Agreement”) has been duly authorized, executed and delivered by Alliance, and is a valid and legally binding agreement of Alliance, enforceable against Alliance in accordance with its terms; and

(v)           Each Operating Subsidiary LLC Agreement, other than the Bursaw Oil LLC Agreement, has been duly authorized, executed and delivered by Global Operating, and is a valid and legally binding agreement of Global Operating, enforceable against Global Operating in accordance with its terms;

provided that, with respect to each agreement described in this Section 3(z), the enforceability thereof may be limited by the Enforceability Exceptions and by public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

The Partnership Agreement, the General Partner LLC Agreement, the Global Operating LLC Agreement, the Bursaw Oil LLC Agreement and the Operating Subsidiary LLC Agreements are herein collectively referred to as the “Organizational Agreements.”  The Organizational Agreements, together with the certificates of limited partnership or formation or certificates of incorporation, bylaws and other organizational documents of the Partnership Parties are herein referred to as the “Organizational Documents.”

(aa)         No Conflicts.  None of the issuance and sale of the Securities, the Guarantees and the Exchange Securities (including the related Guarantees), the execution, delivery and performance by the Partnership Parties of each Transaction Document to which each is a party or the consummation by the Partnership Parties of the transactions contemplated by the Transaction Documents (i) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents, (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, or result in the creation or imposition of any Lien upon any property or asset of any of the Partnership Parties pursuant to, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Parties is a party or by which any of them or any of their respective properties or assets may be bound, including the 2022 Notes Indenture, or subject, or (iii) violates or will violate any statute, law or regulation or any order, rule, judgment, decree or injunction of any court or governmental agency or body directed to any of the Partnership Parties or any of their properties in a proceeding to which any of them or their property is a party, except, in the case of clauses (ii) and (iii) above, for any such conflict, breach, violation, default, or Lien that would not, individually or in the aggregate, have a Material Adverse Effect.

(bb)         No Consents.  No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body having jurisdiction over any of the Partnership Parties or any of their respective properties or assets is

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required for the issuance and sale of the Securities and the Guarantees, the execution, delivery and performance by the Partnership Parties of each Transaction Document to which each is a party or the consummation by the Partnership Parties of the transactions contemplated by the Transaction Documents, except for such permits, consents, approvals, authorizations, orders, registrations, filings or qualifications required under applicable state securities laws in connection with the purchase and resale of the Securities and the Guarantees by the Initial Purchasers and with respect to the Exchange Securities and the related Guarantees under the Securities Act, the Trust Indenture Act and applicable state securities laws as contemplated by the Registration Rights Agreement.

(cc)         No Default.  No Partnership Party (i) is in violation of its Organizational Documents, (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute, law or regulation or any order, rule, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it or its property or assets directed to any of the Partnership Parties or any of their properties in a proceeding to which any of them or their property is a party or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation, failure or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(dd)         No Integration.  None of the Partnership Parties or any of their affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(ee)         No Material Adverse Change, Liabilities, Material Contracts or Distributions.  Since the date of the most recent financial statements of the Partnership included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, no Partnership Party has (i) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business; or (iii) entered into any material transaction not in the ordinary course of business; the Partnership has not declared or paid any distribution on its Common Units other than regular quarterly pro rata distributions to holders of Common Units; and there has not been any change in the net current assets or long-term debt of a Partnership Party as could, in the aggregate, reasonably be expected to have a Material Adverse Effect, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, properties, management, business or prospects of the Partnership Parties taken as a whole, in each case except as described in the Time of Sale Information and the Offering Memorandum.

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(ff)          Independent Public Accountants.  Ernst & Young LLP, who has certified certain financial statements of the Partnership included in each of the Time of Sale Information and the Offering Memorandum, is an independent registered public accounting firm with respect to the Partnership as required by the Securities Act, the rules and regulations thereunder and the regulations of the Public Company Accounting Oversight Board.

(gg)         Financial Statements.  At March 31, 2015, the Partnership would have had, on the consolidated, as adjusted basis indicated in each of the Time of Sale Information and the Offering Memorandum, a capitalization as set forth therein.  The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein, at the dates and for the periods indicated, and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved.  The selected financial information contained or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum (and any amendment or supplement thereto) is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements, as applicable, from which it has been derived. No other financial statements or schedules are required by the Exchange Act to be included in the Incorporated Documents.

(hh)         XBRL.  The interactive data in eXtensible Business Reporting Language incorporated by reference in the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto in all material respects.

(ii)           Statistical and Market Data.  Any statistical and market-related data included in each of the Time of Sale Information and the Offering Memorandum are based on or derived from sources that the Partnership believes to be reliable and accurate, and the Partnership has obtained the written consent to the use of such data from such sources to the extent required.

(jj)           Investment Company.  None of the Partnership Parties is, and after giving effect to the offering and sale of the Securities and the Guarantees and the application of the proceeds therefrom as described in each of the Time of Sale Information and the Offering Memorandum, none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(kk)         No Legal Proceedings.  Except as described in each of the Time of Sale Information and the Offering Memorandum, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental or regulatory agency, body or official, domestic or foreign, now pending or, to the knowledge of the Partnership Parties, threatened, to which any of the Partnership Parties is or may be a party or to which any of the business or property of any of the

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Partnership Parties is or may be subject, and (ii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the Partnership Parties is or may be subject, that, in the case of clauses (i) and (ii) above, if determined adversely to any of the Partnership Parties, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(ll)           No Labor Dispute.  Except as described in each of the Time of Sale Information and the Offering Memorandum, no labor disturbance by the employees of any of the Partnership Parties exists or, to the knowledge of the Partnership Parties, is imminent, that could reasonably be expected to have a Material Adverse Effect.

(mm)      Compliance with ERISA.  (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Partnership or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code, excluding any failures that individually or in the aggregate are not reasonably expected to result in a Material Adverse Effect; (ii) with respect to each Plan subject to Title IV of ERISA (a) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (b) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (c) the fair market value of the assets under each Plan subject to Title IV of ERISA does not exceed the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) by an amount reasonably expected to result in a Material Adverse Effect and (d) neither the Partnership or any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA); and (iii) each Plan that is intended to be qualified under Section 401(a) of the Code has received a determination letter (or may rely on an IRS opinion letter) that it is so qualified, or has timely submitted an application for such a determination that is currently being processed by the IRS, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(nn)         Tax Returns.  Each of the Partnership Parties has filed all material federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due thereon other than those (i) that are being contested in good faith or (ii) that, if not paid, would not have a Material Adverse Effect, and the Partnership Parties do not have any knowledge of any tax deficiencies with respect to any Partnership Party that could, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(oo)         Sarbanes-Oxley Act.  Except as described in each of the Time of Sale Information and the Offering Memorandum, there is and has been no failure on the part of a Partnership Party or any of its directors or officers, in their capacities as such, to comply in all

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material respects with the provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(pp)         Title to Properties.  The Partnership Parties have good and marketable title to all real property and good title to all personal property described in each of the Time of Sale Information and the Offering Memorandum as being owned by the Partnership Parties, free and clear of all Liens (other than those arising under the Credit Agreement and/or the 2022 Notes Indenture) except (i) as described in each of the Time of Sale Information and the Offering Memorandum or (ii) such as do not materially interfere with the use of such properties, taken as a whole, by the Partnership Parties; provided that, with respect to any real property and buildings held under lease by the Partnership Parties, such real property and buildings are held under valid and subsisting and enforceable leases with such exceptions as do not materially interfere with the use of such properties, taken as a whole, by the Partnership Parties.

(qq)         Permits.  The Partnership Parties have such permits, licenses, sub-licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in each of the Time of Sale Information and the Offering Memorandum, except for any of the foregoing that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; each of the Partnership Parties has fulfilled and performed all of its material obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect.

(rr)           Intellectual Property.  The Partnership Parties own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

(ss)          Environmental Compliance.  The Partnership Parties (i) are, and at all times prior hereto were, in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, national, state, provincial, regional, or local authority, relating to the protection of human health or safety, the environment, or natural resources, or to hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses, and (ii) have not received notice of any actual or alleged violation of Environmental Laws, or of any potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance,

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violation, liability, or other obligation could not, in the aggregate, reasonably be expected to have a Material Adverse Effect or has otherwise already been resolved.  Except as described in each of the Time of Sale Information and the Offering Memorandum, (A) there are no proceedings that are pending, or, to the knowledge of the Partnership Parties, known to be contemplated, against any Partnership Parties under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (B) the Partnership Parties are not aware of any issues regarding non-compliance by the Partnership Parties with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Partnership Parties taken as a whole, and (C) the Partnership Parties do not anticipate that the Partnership Parties will be required to incur material capital expenditures relating to Environmental Laws.

(tt)           No Restrictions on Subsidiaries.  No subsidiary of the Partnership is currently prohibited, directly or indirectly, from paying any dividends to the Partnership, from making any other distribution on such subsidiary’s equity securities, from repaying to the Partnership any loans or advances to such subsidiary from the Partnership or from transferring any of such subsidiary’s property or assets to the Partnership or any other subsidiary of the Partnership, except as described in each of the Time of Sale Information and the Offering Memorandum (exclusive of any amendment or supplement thereto) and except for any such restrictions contained in the Credit Agreement or 2022 Notes Indenture.

(uu)         Foreign Corrupt Practices Act; Etc.  No Partnership Party and, to the knowledge of the Partnership Parties, no director, officer, agent, employee, affiliate or other person associated with or acting on behalf of a Partnership Party, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. The Partnership maintains policies intended to ensure compliance with all applicable anti-bribery and anti-corruption laws.

(vv)         Money Laundering Laws.  The operations of the Partnership Parties are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions where any of the Partnership Parties conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Partnership Party with respect to the Money Laundering Laws is pending or, to the knowledge of the Partnership Parties, threatened.

(ww)       No Conflicts with Sanctions Laws.  No Partnership Party and, to the knowledge of the Partnership Parties, no director, officer, agent, employee or affiliate of a Partnership Party is currently subject to any sanctions administered by the Office of Foreign

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Assets Control of the U.S. Treasury Department, the U.S. Department of Commerce or the U.S. Department of State (collectively, “Sanctions”); and the Partnership will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person who, to the knowledge of the Partnership Parties, is currently subject to any Sanctions or is located, organized or resident in any country or territory that, at the time of such funding, is the subject of Sanctions.

(xx)         Market Stabilization.  The Partnership has not taken and will not take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Securities.

(yy)         Books and Records.  The Partnership (i) makes and keeps books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(zz)         Insurance.  The Partnership Parties maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as is reasonably adequate to protect them and their businesses as is customary for companies engaged in similar businesses in similar industries.  None of the Partnership Parties has received notice from any insurer or agent of such insurer that material capital improvements or other material expenditures will have to be made in order to continue such insurance; all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force as of the Closing Date.

(aaa)      Disclosure Controls.  The Partnership has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that (i) are designed to ensure that material information relating to the Partnership, including its consolidated subsidiaries, is made known to the General Partner’s principal executive officer and its principal financial officer by others within those entities; (ii) have been evaluated for effectiveness and presented in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2014; and (iii) as of December 31, 2014, are effective in all material respects to perform the functions for which they were established, except as disclosed in each of the Time of Sale Information and the Offering Memorandum.

(bbb)      No Significant Deficiency in Internal Control over Financial Reporting.  Since the date of the most recent balance sheet of the Partnership reviewed by Ernst & Young LLP and the audit committee of the board of directors of the General Partner, (i) the Partnership has not been advised of (A) except as disclosed in each of the Time of Sale Information and the Offering Memorandum, any significant deficiencies or material weaknesses in the design or

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operation of internal controls over financial reporting that are reasonably likely to adversely affect the ability of the Partnership to record, process, summarize and report financial information or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls over financial reporting of the Partnership, and (ii) except as disclosed in each of the Time of Sale Information and the Offering Memorandum, since that date, there has been no significant change in internal controls over financial reporting that has materially affected such internal controls.

(ccc)       Solvency.  On and immediately after the Closing Date, the Partnership Parties, taken as a whole, (after giving effect to the issuance of the Securities and the Guarantees and the other transactions related thereto as described in each of the Time of Sale Information and the Offering Memorandum) will be Solvent.  As used in this paragraph, the term “Solvent” means, with respect to a particular date and entity, that on such date (i) the fair market value (and present fair saleable value) of the assets of the Partnership Parties, taken as a whole, is not less than the total amount required to pay the liability of the Partnership Parties, taken as a whole, on their total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Partnership Parties, taken as a whole, are able to realize upon their assets and pay their debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities and the Guarantees as contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, the Partnership Parties, taken as a whole, are not incurring debts or liabilities beyond their ability to pay as such debts and liabilities mature; (iv) the Partnership Parties, taken as a whole, are not engaged in any business or transaction, and do not propose to engage in any business or transaction, for which their property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Partnership Parties, taken as a whole, are engaged; and (v) the Partnership Parties, taken as a whole, are not a defendant in any civil action that would result in a judgment that the Partnership Parties, taken as a whole, are or would become unable to satisfy.

(ddd)      Rule 144A Eligibility.  The Securities are eligible for resale pursuant to Rule 144A and, on the Closing Date, will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(eee)       No General Solicitation or Directed Selling Efforts.  None of the Partnership Parties or any of their respective affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

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(fff)        Securities Law Exemptions.  Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex B hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities and the Guarantees to the Initial Purchasers and the offer, resale and delivery of the Securities and the Guarantees by the Initial Purchasers in the manner contemplated by this Agreement, each of the Time of Sale Information and the Offering Memorandum, to register the Securities and the Guarantees under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

(ggg)       No Broker’s Fees.  None of the Partnership Parties is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(hhh)      Margin Rules.  Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Partnership as described in each of the Time of Sale Information and the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(iii)          Regulation S.  The Partnership Parties and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Partnership Parties make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902.  The Partnership is a “reporting issuer,” as defined in Rule 902 under the Securities Act.

Any certificate signed by any officer of the Partnership Parties and delivered to the Representative or counsel for the Initial Purchasers in connection with the offering of the Securities and the Guarantees shall be deemed a representation and warranty by the Partnership Parties, as to matters covered thereby, to each Initial Purchaser.

4.             Further Agreements of the Partnership Parties.  Each of the Partnership Parties jointly and severally covenants and agrees with each of the Initial Purchasers that:

(a)           Preparation of Offering Memorandum; Delivery of Copies.  The Partnership Parties will prepare and deliver, without charge, to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.

(b)           Offering Memorandum, Amendments or Supplements.  Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, the Partnership Parties will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed Offering

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Memorandum or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or file any such document with the Commission to which the Representative reasonably objects.

(c)           Additional Written Communications.  Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Partnership Parties will furnish to the Representative and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representative reasonably objects.

(d)           Notice to the Representative.  The Partnership Parties will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities and the Guarantees as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information, Issuer Written Communication or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Partnership Parties of any notice with respect to any suspension of the qualification of the Securities and the Guarantees for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Partnership Parties will use their commercially reasonable efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and the Guarantees and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e)           Time of Sale Information.  If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Issuers will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to Section 4(b), furnish to the Initial Purchasers such amendments or supplements to the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in the light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law.

(f)            Ongoing Compliance of the Offering Memorandum.  If at any time prior to the completion of the initial offering of the Securities and the Guarantees (i) any event shall

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occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Issuers will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to Section 4(b), furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.

(g)           Blue Sky Compliance.  The Partnership Parties will qualify the Securities and the Guarantees for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities and the Guarantees; provided that in connection therewith none of the Partnership Parties shall be required to (i) qualify as a foreign limited partnership, limited liability company or corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h)           Clear Market.  During the period from the date hereof through and including the date that is 90 days after the date hereof, each of the Partnership Parties will not, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by any of the Partnership Parties and having a term of more than one year.

(i)            Use of Proceeds.  The Partnership Parties will apply the net proceeds from the sale of the Securities in the manner described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of Proceeds.”

(j)            Additional Issuer Information.  Prior to the completion of the placement of the Securities by the Initial Purchasers with any subsequent purchasers, the Partnership Parties shall file, on a timely basis, with the Commission all reports and documents required to be filed under Section 13 or 15 of the Exchange Act.  While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, each of the Partnership Parties will, during any period in which the Partnership is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(k)           DTC.  The Partnership Parties will assist the Initial Purchasers in arranging for the Securities and the Guarantees to be eligible for clearance and settlement through DTC.

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(l)            No Resales by the Partnership.  The Partnership Parties will not, and will not permit any of their affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities and the Guarantees that have been acquired by any of them, except for Securities purchased by the Partnership Parties or any of their affiliates and resold in a transaction registered under the Securities Act.

(m)          No Integration.  None of the Partnership Parties or any of their affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities and the Guarantees in a manner that would require registration of the Securities and the Guarantees under the Securities Act.

(n)           No General Solicitation or Directed Selling Efforts.  None of the Partnership Parties or any of their affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities and the Guarantees by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o)           No Stabilization.  None of the Partnership Parties will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(p)           Legended Securities.  Each certificate for a Security will bear a legend substantially the same as that contained in “Transfer Restrictions” in the Preliminary Offering Memorandum for the time period and upon the other terms stated in the Preliminary Offering Memorandum.

The Representative may, in its sole discretion, waive in writing the performance by the Partnership Parties of any one or more of the foregoing covenants or extend the time for their performance.

5.             Certain Agreements of the Initial Purchasers.  Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities and the Guarantees other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) any written communication that contains either (a) no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) or (b) “issuer information” that was included (including through incorporation by reference) in the Time of Sale Information or the Offering Memorandum, (iii) any written communication prepared pursuant to Section 4(c) above (including any electronic road show), (iv) any written communication prepared by such Initial Purchaser and approved by the Partnership in advance in writing or (v) any written communication relating to or that contains the terms of the Securities

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and the Guarantees and/or other information that was included (including through incorporation by reference) in the Time of Sale Information or the Offering Memorandum.

6.             Conditions of Initial Purchasers’ Obligations.  The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by each of the Partnership Parties of their respective covenants and other obligations hereunder and to the following additional conditions:

(a)           Representations and Warranties.  The representations and warranties of the Partnership Parties contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Partnership Parties and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(b)           No Downgrade.  Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by any of the Partnership Parties by any “nationally recognized statistical rating organization,” as such term is defined under Section 3(a)(62) under the Exchange Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by any of the Partnership Parties (other than an announcement with positive implications of a possible upgrading).

(c)           No Material Adverse Change.  Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(ee) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities and the Guarantees on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

(d)           Officer’s Certificate.  The Representative shall have received on and as of the Closing Date a certificate of an executive officer of each of the Partnership Parties who has specific knowledge of such Partnership Party’s financial matters and is satisfactory to the Representative (i) confirming that such officer has carefully reviewed each of the Time of Sale Information and the Offering Memorandum and, to the knowledge of such officer, the representations set forth in Sections 3(a) and 3(b) hereof are true and correct, (ii) confirming that the other representations and warranties of the Partnership Parties in this Agreement are true and correct and that the Partnership Parties have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date, and (iii) to the effect set forth in Sections 6(b) and 6(c).

(e)           Comfort Letters.  On the date of this Agreement and on the Closing Date, Ernst & Young LLP shall have furnished to the Representative, at the request of the Partnership, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in

24

form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(f)            Opinion of Counsel for the Issuers.  On the Closing Date, each of Vinson & Elkins L.L.P., counsel for the Issuers, Edward Faneuil, General Counsel for the General Partner, Schwabe, Williamson & Wyatt, local counsel in Oregon, and Bennett Jones LLP, local counsel in Alberta, Canada, shall have furnished to you their respective written opinion, dated as of the Closing Date, in form and substance satisfactory to you, substantially to the effect set forth on Annexes D, E, F and G to this Agreement, respectively.

(g)           Opinion of Counsel for the Initial Purchasers. On the Closing Date, Baker Botts L.L.P., counsel for the Initial Purchasers, shall have furnished to you such written opinion or opinions, dated as of the Closing Date, with respect to the issuance and sale of the Securities and the Guarantees and other related matters as the Representative may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(h)           No Legal Impediment to Issuance.  No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.

(i)            Good Standing.  The Representative shall have received on the Closing Date satisfactory evidence of the good standing of the Partnership Parties in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions dated as of a recent date.

(j)            Indenture; Registration Rights Agreement.  The Initial Purchasers shall have received a counterpart of each of the Indenture and Registration Rights Agreement, in each case, that shall have been executed and delivered by a duly authorized officer of each of the Partnership Parties.

(k)           DTC.  The Securities shall be eligible for clearance and settlement through DTC.

(l)            Additional Documents.  On or prior to the Closing Date, the Partnership Parties shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

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All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.  If any condition specified in this Section 6 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Partnership at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 7 and 10 hereof shall at all times be effective and shall survive such termination.

7.             Indemnification and Contribution.

(a)           Indemnification of the Initial Purchasers.  The Partnership Parties jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates who have, or who are alleged to have, participated in the distribution of the Securities, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Partnership in writing by such Initial Purchaser through the Representative expressly for use therein.

(b)           Indemnification of the Partnership.  Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless each of the Partnership Parties, the directors and officers of each of the Partnership Parties, as the case may be, and each person, if any, who controls the Partnership Parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Partnership in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following paragraphs in the Preliminary Offering Memorandum and the Offering Memorandum: the third sentence of the seventh paragraph and the ninth paragraph under the caption “Plan of Distribution.”

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(c)           Notice and Procedures.  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above.  If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred.  Any such separate firm for any Initial Purchaser, its affiliates who have, or who are alleged to have, participated in the distribution of the Securities, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by the Representative and any such separate firm for the Partnership Parties, their directors and officers and any control persons of the Partnership Parties shall be designated in writing by the Partnership.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

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(d)           Contribution.  If the indemnification provided for in paragraph (a) or (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Partnership Parties on the one hand and the Initial Purchasers on the other from the offering of the Securities and the Guarantees or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Partnership Parties on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Partnership Parties on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Issuers from the sale of the Securities and the Guarantees and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities and the Guarantees.  The relative fault of the Partnership Parties on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or any Guarantor or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)           Limitation on Liability.  The Partnership Parties and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above.  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim.  Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities and the Guarantees exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)            Non-Exclusive Remedies.  The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

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8.             Termination.  This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Issuers, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Issuers or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities and the Guarantees on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

9.             Defaulting Initial Purchaser(a)          .

(a)           If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities and the Guarantees that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Issuers on the terms contained in this Agreement.  If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Issuers shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms.  If other persons become obligated or agree to purchase the Securities and the Guarantees of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Issuers may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Issuers or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and the Issuers agree to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes.  As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b)           If, after giving effect to any arrangements for the purchase of the Securities and the Guarantees of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Issuers as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Issuers shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(c)           If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial

29

Purchasers and the Issuers as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Issuers shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers.  Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Partnership Parties, except that the Partnership Parties will continue to be liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d)           Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Partnership Parties or any non-defaulting Initial Purchaser for damages caused by its default.

10.          Payment of Expenses.

(a)           Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Partnership Parties jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and the Guarantees and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Partnership Parties’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred by the Partnership Parties in connection with any “road show” presentation to potential investors.

(b)           If (i) this Agreement is terminated pursuant to clause (ii) of Section 8, (ii) the Issuers for any reason fail to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the Partnership Parties jointly and severally agree to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

11.          Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and officers and directors and any controlling persons referred to herein, and the affiliates of each Initial Purchaser referred to in Section 7 hereof.  Nothing in this Agreement is intended or shall be

30

construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.  No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

12.          Survival.  The respective indemnities, rights of contribution, representations, warranties and agreements of the Partnership Parties and the Initial Purchasers contained in this Agreement or made by or on behalf of the Partnership Parties or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Partnership Parties or the Initial Purchasers.

13.          Certain Defined Terms.  For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (d) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act.

14.          Miscellaneous.

(a)           Authority of the Representative.  Any action by the Initial Purchasers hereunder may be taken by the Representative on behalf of the Initial Purchasers, and any such action taken by the Representative shall be binding upon the Initial Purchasers.

(b)           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication.  Notices to the Initial Purchasers shall be given to the Representative c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036 (fax: (212) 901-7897); Attention: Legal Department.  Notices to the Partnership Parties shall be given to them c/o Global Partners LP, P.O. Box 9161, 800 South Street, Waltham, Massachusetts 02454-9161, Attention:  Edward Faneuil (fax: (781) 398-9211).

(c)           Governing Law.  This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d)           Submission to Jurisdiction.  The Partnership Parties hereby submit to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  The Partnership Parties waive any objection which they may now or hereafter have to the laying of venue of any such suit or proceeding in such courts.  Each of the Partnership Parties agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Partnership Parties and may be enforced in any court to the jurisdiction of which the Partnership Parties are subject by a suit upon such judgment.

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(e)           Waiver of Jury Trial.  Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

(f)            Counterparts.  This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(g)           Amendments or Waivers.  No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(h)           Headings.  The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

(i)            Compliance with USA Patriot Act.  In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Partnership, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

[Signature pages follow]

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Very truly yours,

GLOBAL PARTNERS LP

By: Global GP LLC, its General Partner

	By:	/s/ Edward J. Faneuil
Name: Edward J. Faneuil
Title: Executive Vice President,
General Counsel and Secretary

GLOBAL GP LLC

	By:	/s/ Edward J. Faneuil
Name: Edward J. Faneuil
Title: Executive Vice President,
General Counsel and Secretary

GLP FINANCE CORP.

	By:	/s/ Edward J. Faneuil
Name: Edward J. Faneuil
Title: Executive Vice President,
General Counsel and Secretary

GLOBAL OPERATING LLC

By:	Global Partners LP, its Sole Member

By:	Global GP LLC, its General Partner

	By:	/s/ Edward J. Faneuil
Name: Edward J. Faneuil
Title: Executive Vice President,
General Counsel and Secretary

GLOBAL COMPANIES LLC
GLOBAL ENERGY MARKETING LLC
CHELSEA SANDWICH LLC
ALLIANCE ENERGY LLC
GLOBAL ENERGY MARKETING II LLC
CASCADE KELLY HOLDINGS LLC
GLOBAL CNG LLC

By:		Global Operating LLC,
its Sole Member

By:		Global Partners LP,
its Sole Member

By:		Global GP LLC,
its General Partner

	By:	/s/ Edward J. Faneuil
Name: Edward J. Faneuil
Title: Executive Vice President,
General Counsel and Secretary

BURSAW OIL LLC

By:		Alliance Energy LLC,
its Sole Member

By:		Global Operating LLC,
its Sole Member

By:		Global Partners LP,
its Sole Member

By:		Global GP LLC,
its General Partner

	By:	/s/ Edward J. Faneuil
Name: Edward J. Faneuil
Title: Executive Vice
President, General Counsel and Secretary

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GLOBAL MONTELLO GROUP CORP.
GLEN HES CORP.
WARREN EQUITIES INC.
WAREX TERMINALS CORPORATION
DRAKE PETROLEUM COMPANY, INC.
PURITAN OIL COMPANY, INC.
MARYLAND OIL COMPANY, INC.
GLOBAL PARTNERS ENERGY CANADA ULC

By:	/s/ Edward J. Faneuil
Name: Edward J. Faneuil
Title: Executive Vice President,
General Counsel and Secretary

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Accepted as of the date hereof:

MERRILL LYNCH, PIERCE, FENNER & SMITH
                                 INCORPORATED
For itself and on behalf of the
several Initial Purchasers listed
in Schedule 1 hereto.

MERRILL LYNCH, PIERCE, FENNER & SMITH
                                 INCORPORATED

By:	/s/ Jeffrey Bloomquist
Name: Jeffrey Bloomquist
Title: Managing Director

SCHEDULE 1

Initial Purchaser	Principal Amount
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$90,000,000
J.P. Morgan Securities LLC	36,750,000
Wells Fargo Securities, LLC	36,750,000
SG Americas Securities, LLC	30,000,000
Mitsubishi UFJ Securities (USA), Inc.	30,000,000
RBS Securities, Inc.	15,000,000
BNP Paribas Securities Corp.	15,000,000
BMO Capital Markets Corp.	15,000,000
Rabo Securities USA, Inc.	4,500,000
Santander Investment Securities Inc.	4,500,000
Credit Agricole Securities (USA) Inc.	4,500,000
SMBC Nikko Securities Americas, Inc.	4,500,000
Natixis Securities Americas LLC	4,500,000
TD Securities (USA) LLC	4,500,000
Regions Securities LLC	4,500,000
Total	$300,000,000

1

ANNEX A

GLOBAL PARTNERS LP
GLP FINANCE CORP.

Pricing Term Sheet

This summary pricing supplement relates only to the securities described below and should only be read together with the Preliminary Offering Memorandum, dated June 1, 2015, relating to these securities and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum. This summary pricing supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum. Capitalized terms used but not defined herein have the meanings assigned to them in the Preliminary Offering Memorandum.

Issuer:	Global Partners LP and GLP Finance Corp.
Security description:	7.000% Senior Notes due 2023
Distribution:	144A and Regulation S with Registration Rights
Size:	$300,000,000
Gross proceeds:	$300,000,000
Maturity:	June 15, 2023
Coupon:	7.000%
Price:	100.000% of face amount, plus accrued interest, if any, from June 4, 2015.
Yield to maturity:	7.000%
Interest Payment Dates:	June 15 and December 15, commencing December 15, 2015
Clawback:	Prior to June 15, 2018, up to 35% at 107.000%
Optional redemption:
	Make-whole call at T+50 prior to June 15, 2018 then:

	On or after June 15 of each of the years indicated below:	Price:
	2018	105.250%
	2019	103.500%
	2020	101.750%
	2021 and thereafter	100.000%

Change of control:	101% of principal plus accrued and unpaid interest
Trade date:	June 1, 2015
Settlement:	T+3; June 4, 2015
CUSIP/ISIN:	144A Note: CUSIP: 37954F AC8 ISIN: US37954FAC86

A-1

Regulation S Note: CUSIP: U3164V AB0 ISIN: USU3164VAB00
Denominations/Multiple:	2,000 x 1,000
Joint Book-runners:	Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities LLC
Wells Fargo Securities, LLC
SG Americas Securities, LLC
Mitsubishi UFJ Securities (USA), Inc.
Co-Managers:	RBS Securities, Inc.
BNP Paribas Securities Corp.
BMO Capital Markets Corp.
Rabo Securities USA, Inc.
Santander Investment Securities Inc.
Credit Agricole Securities (USA) Inc.
SMBC Nikko Securities America, Inc.
Natixis Securities Americas LLC
TD Securities (USA) LLC
Regions Securities LLC

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these notes or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.

This communication is being distributed in the United States solely to Qualified Institutional Buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, and outside the United States solely to investors that are not U.S. persons (as defined under Regulation S).

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded.  Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

A-2

ANNEX B

Restrictions on Offers and Sales Outside the United States

In connection with offers and sales of Securities outside the United States:

(a)           Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

(b)           Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)            Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act.

(ii)           None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

(iii)          At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act.  Terms used above have the meanings given to them by Regulation S.”

(iv)          Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Partnership.

Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

B-1

(c)           Each Initial Purchaser acknowledges that no action has been or will be taken by the Issuers that would permit a public offering of the Securities, or possession or distribution of any of the Time of Sale Information, the Offering Memorandum, any Issuer Written Communication or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

(d)           Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)            it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the United Kingdom Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Issuers or the Guarantors; and

(ii)           it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

B-2

ANNEX C

Foreign Qualifications

Global Partners LP

Massachusetts

Global CNG LLC

Maine

Massachusetts

New Hampshire

New York

Global GP LLC

Connecticut

Florida

Georgia

Maine

Massachusetts

Montana

New Hampshire

New Jersey

New York

North Carolina

North Dakota

Oregon

Pennsylvania

Rhode Island

Texas

Vermont

Virginia

GLP Finance Corp.

Massachusetts

Global Operating LLC

Massachusetts

Global Companies LLC

Alabama

Arizona

Arkansas

California

Canada - Alberta

Connecticut

District of Columbia

Florida

Georgia

Illinois

Indiana

Iowa

Kansas

Kentucky

Louisiana

Maine

Maryland

Massachusetts

Michigan

Minnesota

Mississippi

Missouri

Montana

Nebraska

Nevada

New Hampshire

New Jersey

New Mexico

New York

North Carolina

North Dakota

Ohio

Oklahoma

Oregon

Pennsylvania

Rhode Island

South Carolina

South Dakota

Tennessee

Texas

Vermont

Virginia

Washington

West Virginia

Wisconsin

Wyoming

Global Montello Group Corp.

Alabama

Arkansas

Arizona

California

Connecticut

Florida

Georgia

Illinois

Indiana

Iowa

Kansas

Kentucky

Louisiana

Maine

Maryland

Massachusetts

Michigan

Minnesota

Mississippi

Missouri

Nebraska

Nevada

New Hampshire

New Jersey

New York

North Carolina

North Dakota

Ohio

Oklahoma

Oregon

Pennsylvania

Rhode Island

South Carolina

Tennessee

Texas

Vermont

Virginia

Alberta, Canada

Global Energy Marketing LLC

New Jersey

New York

Global Energy Marketing II LLC

New York

Chelsea Sandwich LLC

Connecticut

Maine

Massachusetts

New York

Pennsylvania

Vermont

Glen Hes Corp.

Massachusetts

Alliance Energy LLC

Connecticut

Delaware

Maine

Maryland

New Hampshire

New Jersey

New York

Pennsylvania

Rhode Island

Vermont

Virginia

Bursaw Oil LLC

New Hampshire

Cascade Kelly Holdings LLC

None

Basin Transload, LLC

Montana

North Dakota

Global Partners Energy Canada ULC

Canada - British Columbia

Canada - Ontario

Canada - Manitoba

Canada - Saskatchewan

Warren Equities

Connecticut
Massachusetts

New Jersey

New York

Rhode Island

Warex Terminals Corporation

Connecticut

Delaware

Maryland

New Jersey

Pennsylvania

Rhode Island

Virginia

Drake Petroleum Company, Inc.

Connecticut

Delaware

Maine

Maryland

New Hampshire

New Jersey

New York

Pennsylvania

Rhode Island

Virginia

Puritan Oil Company, Inc.

None

Maryland Oil Company

Maryland

ANNEX D

FORM OF OPINION OF VINSON & ELKINS L.L.P.

(a)           The Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act with full partnership power and authority to own or lease its properties and to conduct its business in all material respects as described in the Time of Sale Information and the Offering Memorandum.

(b)           Each of the General Partner, Global Operating, Global Companies and Chelsea Sandwich has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act with full limited liability company power and authority to own or lease its properties and to conduct its business in all material respects as described in the Time of Sale Information and the Offering Memorandum and, in the case of the General Partner, to act as general partner of the Partnership.

(c)           Each of GLP Finance, Global Montello and Glen Hes has been duly incorporated and is validly existing in good standing as a corporation under the DGCL with full corporate power and authority to own or lease its properties and to conduct its business in all material respects as described in the Time of Sale Information and the Offering Memorandum.

(d)           Warex is validly existing in good standing as a corporation under the New York Business Corporation Law with full corporate power and authority to own or lease its properties and to conduct its business in all material respects as described in the Time of Sale Information and the Offering Memorandum.

(e)           The General Partner is the sole general partner of the Partnership with a 0.74% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as a debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or pursuant to the Credit Agreement or the 2022 Notes Indenture.

(f)            The Partnership owns 100% of the capital stock of GLP Finance; such capital stock has been duly authorized and validly issued in accordance with the GLP Finance Charter Documents and is fully paid and nonassessable; and the Partnership owns such capital stock free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the DGCL or pursuant to the Credit Agreement or the 2022 Notes Indenture.

(g)           The Partnership owns a 100% membership interest in Global Operating; such membership interest has been duly authorized and validly issued in accordance with the Global Operating LLC Agreement and is fully paid (to the extent required under the Global Operating

LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act or pursuant to the Credit Agreement or the 2022 Notes Indenture.

(h)           Global Operating owns a 100% membership interest in each of Global Companies and Chelsea Sandwich and 100% of the capital stock of Global Montello; and Global Companies owns 100% of the capital stock in Glen Hes. Such membership interests have been duly authorized and validly issued in accordance with the respective Operating Subsidiary LLC Agreements and are fully paid (to the extent required under the applicable Operating Subsidiary LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and Global Operating owns such membership interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Global Operating as a debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act or pursuant to the Credit Agreement or the 2022 Notes Indenture.  In the case of such Operating Subsidiaries that are corporations, such capital stock has been duly authorized and validly issued in accordance with the DGCL, and is fully paid and nonassessable; and Global Operating or Global Companies, as the case may be, owns such capital stock free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Global Operating or Global Companies, as applicable, as a debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the DGCL or pursuant to the Credit Agreement or the 2022 Notes Indenture.

(i)

(i)            The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms;

(ii)           The Global Operating LLC Agreement has been duly authorized, executed and delivered by the Partnership and is a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms; and

(iii)          The Operating Subsidiary LLC Agreement of each of Global Companies and Chelsea Sandwich has been duly authorized, executed and delivered by Global Operating and each is a valid and legally binding agreement of Global Operating, enforceable against Global Operating in accordance with its terms;

provided that, with respect to each such agreement, the enforceability thereof may be limited by the Enforceability Exceptions and public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(j)            Each of the Issuers and each of Global Operating, Global Companies, Global Montello, Chelsea Sandwich, Glen Hes, Global CNG, Global Marketing, Global Marketing II, (the “Delaware Guarantors”) and Warex (together with the Delaware Guarantors, the “Covered Guarantors,” and the Guarantors other than the Covered Guarantors, the “Other Guarantors”) has all requisite partnership, limited liability company or corporate power and authority, as the case may be, to execute and deliver the Transaction Documents to which it is a party and to perform its respective obligations thereunder, as the case may be.

(k)           This Agreement has been duly authorized, executed and delivered by each of the Issuers, the General Partner and each of the Covered Guarantors.

(l)            The Registration Rights Agreement has been duly authorized, executed and delivered by the Issuers and each of the Covered Guarantors and, when duly authorized, executed and delivered by the other parties thereto, will constitute a valid and legally binding agreement of each of the Issuers and each of the Guarantors enforceable against each of the Issuers and each of the Guarantors in accordance with its terms, provided that the enforceability thereof may be limited by the Enforceability Exceptions and public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(m)          The Indenture has been duly authorized, executed and delivered by each of the Issuers and each of the Covered Guarantors and, assuming due authorization, execution and delivery thereof by the Trustee and the Other Guarantors, constitutes a valid and legally binding agreement of each of the Issuers and each of the Guarantors enforceable against each of the Issuers and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions and public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.  The Indenture conforms in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(n)           The Securities have been duly authorized, executed and delivered by each of the Issuers and, when duly authenticated as provided in the Indenture and delivered to and paid for by the Initial Purchasers as provided in this Agreement, will constitute valid and legally binding obligations of each of the Issuers enforceable against the Issuers in accordance with their terms, subject to the Enforceability Exceptions and public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing, and will be entitled to the benefits of the Indenture.

(o)           The Guarantees have been duly authorized by each of the Covered Guarantors and, assuming the Guarantees have been duly authorized by each of the Other Guarantors, when each global certificate representing the Securities has been duly executed, authenticated, issued and delivered as provided in the Indenture and delivered to and paid for by the Initial Purchasers as provided in this Agreement, the Guarantees will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions and public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing, and will be entitled to the benefits of the Indenture.

(p)           The Exchange Securities (including the related Guarantees) have been duly authorized by each of the Issuers and each of the Covered Guarantors, as applicable, and, assuming the Guarantees have been duly authorized by each of the Other Guarantors, when duly executed, authenticated, issued and delivered in accordance with the provisions of the Indenture and the Registration Rights Agreement, will constitute valid and legally binding obligations of each of the Issuers, as issuer, and each of the Guarantors, as guarantor, enforceable against each of the Issuers and each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(q)           None of the issuance and sale of the Securities and the Guarantees, the execution, delivery and performance by the Partnership Parties of each Transaction Document to which each is a party, or the consummation by the Partnership Parties of the transactions contemplated by the Transaction Documents (i) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents of the Issuers or the Covered Guarantors, (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, or create a Lien upon any property or asset of any of the Partnership Parties pursuant to the Credit Agreement and the 2022 Notes Indenture, or (iii) violates or will violate (A) with respect to the Delaware Guarantors, the Delaware LP Act, the Delaware LLC Act, the DGCL, (B) with respect to Warex, the New York Business Corporations Law, or (C) federal or New York state law, which breaches, violations, Liens or defaults in the case of clauses (ii) and (iii) above, would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; provided, however that no opinion is expressed pursuant to this paragraph with respect to securities and other anti-fraud statutes, rules or regulations.

(r)            No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any U.S. Federal or Delaware or New York court or governmental agency or body under the Delaware LP Act, the Delaware LLC Act, the DGCL or U.S. Federal or New York state law is required for the issuance and sale of the Securities and the Guarantees, the execution, delivery and performance of each of the Transaction Documents by the Partnership Parties to which each is a party, or the consummation by the Partnership Parties of the transactions contemplated by the Transaction Documents, except for such consents as may be required under the Securities Act, the Exchange Act, the Rules and Regulations and state securities or “Blue Sky” laws and applicable rules and regulations under such laws.

(s)            The statements in each of the Time of Sale Information and the Offering Memorandum under the caption “Description of Notes,” to the extent they constitute a description of the terms of the Securities, the Guarantees, the Registration Rights Agreement, the Indenture and the 2022 Notes Indenture, and under the captions “Description of Other Indebtedness” and “Certain United States Federal Income Tax Consequences,” to the extent that they constitute descriptions of matters of law or agreements referred to therein, are accurate in all material respects.

(t)            None of the Partnership Parties is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum, none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.

(u)           Assuming the accuracy of the representations and warranties of the Initial Purchasers, the Issuers and the Guarantors contained in this Agreement and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information, the Offering Memorandum and the Indenture, to register the offer and sale of Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act, it being understood that such counsel need not express any opinion as to any subsequent resale of any Securities.

In rendering such opinion, such counsel may (A) rely, without independent investigation or verification, with respect to matters of fact upon certificates of officers and employees of the Partnership Parties, upon information obtained from public officials and from officers, employees and representatives of the Partnership Parties and upon the representations of the Partnership Parties set forth in this Agreement, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) assume that each certificate from governmental officials reviewed by them is accurate, complete and authentic, (D) state that their opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act, the DGCL and the laws of the State of New York, (E) with respect to the opinions expressed in paragraphs (a), (b), (c) and (d) above as to the valid existence and good standing as a corporation, limited partnership or limited liability company, as the case may be, of the Partnership Parties, state that such opinions are based upon certificates or oral assurances of existence and good standing provided by the Secretary of State of the State of Delaware, (F) with respect to the opinions expressed in clauses (i) of paragraphs (d), (f) and (g) above, respectively, such counsel relied solely on reports, dated as of recent dates, purporting to describe all financing statements on file as of the dates specified therein in the office of the Secretary of the State of Delaware naming the one or more of the Partnership Parties, as debtors, (G) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or equity holders of any of the Partnership Parties may be subject, and (H) state that they express no opinion as to the validity, legality, binding effect or enforceability of any provision of the Indenture and Registration Rights Agreement that requires or relates to the payment of interest at a rate or in an amount which a court would determine in the circumstances or under applicable law to be commercially unreasonable or a penalty or a forfeiture.

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Partnership Parties, representatives of the independent registered public accounting firm of the Partnership, and representatives of the Initial Purchasers, at which the contents of the Time of Sale Information and the Offering Memorandum and related matters were discussed, and although such counsel did not independently verify, is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Time of Sale Information and the Offering Memorandum (except to the extent specified in paragraph (s) above), on the basis of the foregoing, nothing has come to the attention of such counsel that causes it to believe that:

(i)            the Time of Sale Information, as of the Time of Sale, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(ii)           the Offering Memorandum, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that such counsel need not express any statement or belief with respect to (i) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the independent public accounting firm’s report thereon, or (ii) the other financial data and statistical data derived from financial data included or incorporated by reference therein.

ANNEX E

FORM OF OPINION OF EDWARD FANEUIL

(a)           The Partnership is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of the jurisdictions set forth on Annex C to this Agreement.

(b)           Each of the General Partner, Global Operating, Global Companies, Chelsea Sandwich, Alliance, Global Marketing, Global Marketing II, Global CNG and Bursaw Oil is duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of the jurisdictions set forth on Annex C to this Agreement.

(c)           Each of Global Montello, Glen Hes, GLP Finance, Warren, Warex, Drake, Puritan and Maryland Oil is duly registered or qualified as a foreign corporation for the transaction of business under the laws of the jurisdictions set forth on Annex C to this Agreement.

(d)           Each of Alliance and Bursaw Oil has been duly formed and is validly existing in good standing as a limited liability company under the Massachusetts Limited Liability Company Act with full limited liability company power and authority to own or lease its properties and to conduct its business in all material respects as described in the Time of Sale Information and the Offering Memorandum.

(e)           Each of Warren, Maryland Oil and Drake has been duly formed and is validly existing in good standing as corporation under the laws of its jurisdiction of origin with full corporate power and authority to own or lease its properties and to conduct its business in all material respects as described in the Time of Sale Information and the Offering Memorandum.

(f)            Each of Alliance, Bursaw Oil, Drake, Maryland Oil and Warren has all limited liability company or corporate power and authority, as the case may be. to execute and deliver the Transaction Documents to which it is a party and to perform its respective obligations thereunder.  All limited liability company action or corporate action, as the case may be, required to be taken by each of Alliance, Bursaw Oil, Drake, Maryland Oil and Warren or any of their respective members for the issuance and sale of the Guarantees, the authorization, execution and delivery of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby has been validly taken.

(g)           Each of Global Marketing, Global Marketing II and Global CNG has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act with full limited liability company power and authority to own or lease its properties and to conduct its business in all material respects as described in the Time of Sale Information and the Offering Memorandum.

(h)           Global Operating owns a 100% membership interest in Global Marketing, Global Marketing II, Global CNG and Alliance; Alliance owns a 100% membership interest in Bursaw Oil; Global Montello owns 100% of the capital stock of Warren; and Warren owns 100% of the capital stock of each of Puritan, Warex, Drake and Maryland Oil. Such membership interests have been duly authorized and validly issued in accordance with the respective Operating Subsidiary LLC Agreements and are fully paid (to the extent required under the applicable Operating Subsidiary LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and Global Operating or Alliance, as the case may be, owns such membership interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Global Operating or of the Commonwealth of Massachusetts naming Alliance, as a debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or the Commonwealth of Massachusetts, as applicable or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Massachusetts LLC Act or pursuant to the Credit Agreement.

(i)            (i) Each of the Operating Subsidiary LLC Agreements of Global Marketing, Global Marketing II, Global CNG and Alliance have been duly authorized, executed and delivered by Global Operating, and is a valid and legally binding agreement of Global Operating, enforceable against Global Operating in accordance with its terms; provided that, with respect to each such agreement, the enforceability thereof may be limited by the Enforceability Exceptions and public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing; and (ii) the Operating Agreement of Bursaw Oil has been duly authorized, executed and delivered by Alliance, and is a valid and legally binding agreement of Alliance, enforceable against Alliance in accordance with its terms.

(j)            Each of this Agreement, the Registration Rights Agreement and the Indenture has been duly authorized, executed and delivered by each of Alliance, Bursaw Oil, Drake, Maryland Oil and Warren.

(k)           Each of the Guarantees has been duly authorized by each of Alliance, Bursaw Oil, Drake, Maryland Oil and Warren.

(l)            The Exchange Securities (including the related Guarantees) have been duly authorized by each of Alliance, Bursaw Oil, Drake, Maryland Oil and Warren.

(m)          The General Partner LLC Agreement has been duly authorized, executed and delivered by Alfred Slifka, Richard Slifka and trusts for the benefit of certain members of Alfred Slifka and Richard Slifka, Larea and Larea II and is a valid and legally binding agreement of the Estate of Alfred Slifka, Richard Slifka and trusts for the benefit of certain family members of Alfred Slifka and Richard Slifka, Larea and Larea II, enforceable against the Estate of Alfred Slifka, Richard Slifka, trusts for the benefit of certain family members of Alfred Slifka and Richard Slifka, Larea and Larea II in accordance with its terms; provided that, with respect to such agreement the enforceability thereof may be limited by the Enforceability Exceptions and public policy, applicable law relating to fiduciary duties, indemnification and contribution and an implied covenant of good faith and fair dealing.

(n)           None of the issuance and sale of the Securities and the Guarantees, the execution, the execution, delivery and performance by the Partnership Parties of each Transaction

Document to which each is a party or the consummation by the Partnership Parties of the transactions contemplated by the Transaction Documents (i) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents of Alliance, Bursaw Oil, Drake, Maryland Oil and Warren (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, or result in the creation or imposition of any Lien upon any property or asset of any of the Partnership Parties pursuant to, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel (other than the Credit Agreement and the 2022 Notes Indenture) to which any of the Partnership Parties is a party or by which any of them or any of their respective properties or assets may be bound or subject, (iii) violates or will violate any order, judgment, decree or injunction known to such counsel of any court or governmental agency or body to which any of the Partnership Parties or any of their properties are subject, or (iv) violates or will violate the laws of the Commonwealth of Massachusetts (other than any state securities laws or broker/dealer laws, as to which such counsel expresses no opinion), which breaches, violations, Liens or defaults in the case of clauses (ii), (iii) and (iv) above, would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; provided, however that no opinion is expressed pursuant to this paragraph with respect to securities and other anti-fraud statutes, rules or regulations.

(o)           No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any Massachusetts court or governmental agency or body under the laws of the Commonwealth of Massachusetts is required for the issuance and sale of the Securities and the Guarantees, the execution, delivery and performance of each of the Transaction Documents by the Partnership Parties to which each is a party or the consummation by the Partnership Parties of the transactions contemplated by the Transaction Documents, except for such consents as may be required under state securities or “Blue Sky” laws and applicable rules and regulations under such laws, as to which such counsel expresses no opinion.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Partnership Parties and upon information obtained from public officials, (B) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof, and that the signatures on all documents examined by him are genuine, (C) state that his opinion is limited to federal laws, the laws of the Commonwealth of Massachusetts, the Delaware LP Act, the Delaware LLC Act and the DGCL, (D) with respect to the opinion expressed in clause (i) of paragraph (f) above, such counsel relied solely on reports, dated as of recent dates, purporting to describe all financing statements on file as of the dates specified therein in the office of the Secretary of the State of Delaware naming one or more of the Partnership Parties or their affiliates, as debtors, (E) state that he expresses no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Partnership Parties may be subject, and (F) with respect to the opinions expressed in paragraphs (a), (b), (c), (d) and (e) above as to the valid existence, good standing, due qualification or registration as a foreign corporation, limited partnership or limited liability company, as the case may be, of the Partnership Parties, state that such opinions are based upon certificates or oral assurances of existence, good standing, foreign qualification or registration provided by the Secretary of State of the states listed on a schedule to such opinion.

In addition, such counsel shall state that he has participated in conferences with officers and other representatives of the Partnership Parties, representatives of the independent registered public accounting firm of the Partnership, and representatives of the Initial Purchasers, at which the contents of the Time of Sale Information and the Offering Memorandum and related matters were discussed, and although such counsel did not independently verify, is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Time of Sale Information and Offering Memorandum, on the basis of the foregoing, nothing has come to the attention of such counsel that causes him to believe that:

(i)            the Time of Sale Information, as of the Time of Sale, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(ii)           the Offering Memorandum, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that such counsel need not express any statement or belief with respect to (i) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the independent public accounting firm’s report thereon, or (ii) the other financial data and statistical data derived from financial data included or incorporated by reference therein.

ANNEX F

FORM OF OPINION OF SCHWABE, WILLIAMSON & WYATT

1.             Cascade Kelly is a limited liability company duly formed and validly existing under the laws of the State of Oregon with full limited liability company power and authority to own or lease its properties and conduct its business as described in the Time of Sale Information and the Offering Memorandum.

2.             All limited liability company actions required to be taken by Cascade Kelly to authorize Cascade Kelly to enter into and execute the Transaction Documents have been taken.

3.             Cascade Kelly has all requisite limited liability company authority to undertake and perform the obligations of Cascade Kelly under the Transaction Documents.

4.             Cascade Kelly has duly authorized, executed and delivered the Transaction Documents.

5.             The execution, delivery and performance by Cascade Kelly of the Transaction Documents, and the consummation of the transactions described under the Transaction Documents, do not (i) violate any of Cascade Kelly’s charter documents, (ii) violate any existing obligation of Cascade Kelly under the court orders listed on Schedule 1 to this opinion letter or (iii) violate any Oregon statute or regulation which, in our experience, are normally applicable to the transactions contemplated by the Transaction Documents.

6.             No consent or approval by, or any notification of or filing with, any Oregon state court, public body or authority is required pursuant to Oregon law to be obtained or effected by Cascade Kelly in connection with the execution, delivery and performance by Cascade Kelly of any Transaction Document, and the consummation of the transactions described under such Transaction Documents.

F-1

ANNEX G

FORM OF OPINION OF BENNETT JONES LLP

1.             Global Partners Energy Canada ULC (“GPEC”) is a valid and subsisting unlimited liability corporation under the laws of Alberta, Canada with corporate power and capacity to own or lease its properties and conduct its business as described in the Time of Sale Information and the Offering Memorandum.

2.             GPEC has taken all necessary corporate action to authorize GPEC to enter into and execute the Transaction Documents to which it is a party and to perform its obligations thereunder.

3.             GPEC has the corporate power and capacity to perform its obligations under the Transaction Documents to which it is a party.

4.             GPEC has, to the extent that execution and delivery are matters governed by Alberta law, duly executed and delivered the Transaction Documents to which it is a party.

5.             The execution and delivery by GPEC of the Transaction Documents to which it is a party, and the performance by GPEC of its obligations thereunder do not (i) violate any of GPEC’s charter documents, or (ii) violate any Alberta statute or regulation which, in our experience, are normally applicable to the transactions contemplated by the Transaction Documents.

6.             No consent or approval by, or any notification of or filing with, any Alberta provincial court, public body or governmental or regulatory authority is required pursuant to Alberta law to be obtained or effected by GPEC in connection with the execution, delivery and performance by GPEC of any Transaction Document to which it is a party, and the consummation of the transactions described under such Transaction Documents.

G-1

EXHIBIT A

Form of Registration Rights Agreement
$300,000,000
GLOBAL PARTNERS LP
7.000% Senior Notes due 2023

Registration Rights Agreement

This REGISTRATION RIGHTS AGREEMENT dated June 4, 2015 (the “Agreement”) is entered into by and among Global Partners LP, a Delaware limited partnership (the “Partnership”), GLP Finance Corp., a Delaware corporation (“GLP Finance,” and together with the Partnership, the “Issuers”), the guarantors listed on the signature pages hereto (the “Guarantors”), and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”), for itself and the other several Initial Purchasers listed on Schedule 1 hereto (the “Initial Purchasers”).

The Issuers, the Guarantors and the Initial Purchasers are parties to the Purchase Agreement dated June 1, 2015 (the “Purchase Agreement”), which provides for the sale by the Issuers to the Initial Purchasers of $300,000,000 aggregate principal amount of the Issuers’ 7.000% Senior Notes due 2023 (the “Securities”) which will be guaranteed on an unsecured senior basis by each of the Guarantors.  As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Issuers and the Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement.  The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1.             Definitions.  As used in this Agreement, the following terms shall have the following meanings:

“Additional Guarantor” shall mean any subsidiary of the Partnership that executes a Subsidiary Guarantee under the Indenture after the date of this Agreement.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Dates” shall have the meaning set forth in Section 2(a)(ii) hereof.

“Exchange Offer” shall mean the exchange offer by the Issuers and the Guarantors of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

Exhibit A-1

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Exchange Securities” shall mean senior notes issued by the Issuers and guaranteed by the Guarantors under the Indenture containing terms identical to the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Free Writing Prospectus” means each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the sale of the Securities or the Exchange Securities.

“Guarantors” shall have the meaning set forth in the preamble and shall also include any Guarantor’s successors that guarantee the Securities and any Additional Guarantors.

“Holders” shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture; provided that for purposes of Sections 4 and 5 of this Agreement, the term “Holders” shall include Participating Broker-Dealers.

“Indemnified Person” shall have the meaning set forth in Section 5(c) hereof.

“Indemnifying Person” shall have the meaning set forth in Section 5(c) hereof.

“Indenture” shall mean the Indenture dated as of June 4, 2015 among the Issuers, the Guarantors and Deutsche Bank Trust Company Americas, as trustee, and as the same may be further amended from time to time in accordance with the terms thereof.

“Initial Purchasers” shall have the meaning set forth in the preamble.

“Inspector” shall have the meaning set forth in Section 3(a)(xiv) hereof.

“Issuers” shall have the meaning set forth in the preamble.

“Issuer Information” shall have the meaning set forth in Section 5(a) hereof.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of the outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, any Registrable Securities owned directly or indirectly by the Issuers or any of their affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount; and provided, further, that if the Issuers shall issue any

Exhibit A-2

additional Securities under the Indenture prior to consummation of the Exchange Offer or, if applicable, the effectiveness of any Shelf Registration Statement, such additional Securities and the Registrable Securities to which this Agreement relates shall be treated together as one class for purposes of determining whether the consent or approval of Holders of a specified percentage of Registrable Securities has been obtained.

“Merrill” shall have the meaning set forth in the preamble.

“Notice and Questionnaire” shall mean a notice of registration statement and selling security holder questionnaire distributed to a Holder by the Partnership upon receipt of a Shelf Request from such Holder.

“Participating Broker-Dealers” shall have the meaning set forth in Section 4(a) hereof.

“Participating Holder” shall mean any Holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Partnership in accordance with Section 2(b) hereof.

“Partnership” shall have the meaning set forth in the preamble and shall also include the Partnership’s successors.

“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in, or, pursuant to the rules and regulations of the Securities Act, deemed a part of, a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble.

“Registrable Securities” shall mean the Securities; provided that the Securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities has become effective under the Securities Act and such Securities have been exchanged or disposed of pursuant to such Registration Statement or (ii) when such Securities cease to be outstanding.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Issuers and the Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or FINRA registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters or Holders in connection with blue sky qualification of any Exchange Securities or Registrable Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any Free Writing Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or

Exhibit A-3

other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Issuers and the Guarantors and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Participating Holders (which counsel shall be selected by the Participating Holders holding a majority of the aggregate principal amount of Registrable Securities held by such Participating Holders and which counsel may also be counsel for the Initial Purchasers) and (viii) the fees and disbursements of the independent public accountants and independent petroleum engineers of the Issuers and the Guarantors, including the expenses of any special audits or “comfort” letters, as applicable, required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Statement” shall mean any registration statement filed under the Securities Act of the Issuers and the Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities” shall have the meaning set forth in the preamble.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Issuers and the Guarantors that covers all or a portion of the Registrable Securities (but no other securities unless approved by a majority in aggregate principal amount of the Registrable Securities held by the Participating Holders) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Shelf Request” shall have the meaning set forth in Section 2(b) hereof.

“Subsidiary Guarantees” shall mean the guarantees of the Securities and Exchange Securities by the Guarantors under the Indenture.

“Staff” shall mean the staff of the SEC.

Exhibit A-4

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended from time to time.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Underwriter” shall have the meaning set forth in Section 3(e) hereof.

“Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

2.             Registration Under the Securities Act.  (a)  To the extent not prohibited by any applicable law or applicable interpretations of the Staff, the Issuers and the Guarantors shall use commercially reasonable efforts to (i) cause to be filed an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Registrable Securities for Exchange Securities and (ii) have such Registration Statement remain effective until 180 days after the last Exchange Date for use by one or more Participating Broker-Dealers.  The Issuers and the Guarantors shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective by the SEC and use commercially reasonable efforts to complete the Exchange Offer not later than 60 days after such effective date.

The Issuers and the Guarantors shall commence the Exchange Offer by mailing or making available the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law, substantially the following:

(i)            that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

(ii)           the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed or made available) (the “Exchange Dates”);

(iii)          that any Registrable Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement, except as otherwise specified herein;

(iv)          that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to (A) surrender such Registrable Security, together with the appropriate letters of transmittal, to the institution and at the address and in the manner specified in the notice, or (B) effect such exchange otherwise in compliance with the applicable procedures of the depositary for such Registrable Security, in each case prior to the close of business on the last Exchange Date; and

(v)           that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by (A) sending to the institution and at the address specified in the notice, a telegram, facsimile transmission or letter setting

Exhibit A-5

forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged or (B) effecting such withdrawal in compliance with the applicable procedures of the depositary for the Registrable Securities.

As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Issuers and the Guarantors that (i) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (iii) it is not an “affiliate” (within the meaning of Rule 405 under the Securities Act) of any Issuer or any Guarantor and (iv) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus (or, to the extent permitted by law, make available a Prospectus to purchasers) in connection with any resale of such Exchange Securities.

As soon as practicable after the last Exchange Date, the Issuers and the Guarantors shall:

(i)            accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(ii)           deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Issuers and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities tendered by such Holder.

The Issuers and the Guarantors shall use commercially reasonable efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer.  The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff.

(b)           In the event that (i) the Issuers and the Guarantors determine that the Exchange Offer Registration provided for in Section 2(a) above is not available or the Exchange Offer may not be completed as soon as practicable after the last Exchange Date because it would violate any applicable law or applicable interpretations of the Staff, (ii) the Exchange Offer is not for any other reason completed by July 28, 2016 or (iii) any Initial Purchaser shall so request in connection with any offer or sale of Registrable Securities (a “Shelf Request”), the Issuers and the Guarantors shall use commercially reasonable efforts to cause to be filed as soon as practicable after such determination, date or Shelf Request, as the case may be, a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Holders thereof and to have such Shelf Registration Statement become effective; provided that no Holder will be entitled to have any Registrable Securities included in any Shelf Registration Statement, or entitled to use the prospectus forming a part of such Shelf Registration Statement, until such

Exhibit A-6

Holder shall have delivered a completed and signed Notice and Questionnaire and provided such other information regarding such Holder to the Issuers as is contemplated by Section 3(b) hereof.

In the event that the Issuers and the Guarantors are required to file a Shelf Registration Statement pursuant to clause (iii) of the preceding sentence, the Issuers and the Guarantors shall use commercially reasonable efforts to file and have declared effective by the SEC (or file and become effective automatically, as the case may be) both an Exchange Offer Registration Statement pursuant to Section 2(a) above with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers after completion of the Exchange Offer.

The Issuers and the Guarantors agree to use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the earlier of one year following the effective date of the Shelf Registration Statement and such time as all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (the “Shelf Effectiveness Period”).  The Issuers and the Guarantors further agree to supplement or amend the Shelf Registration Statement, the related Prospectus and any Free Writing Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Issuers for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder or if reasonably requested by a Participating Holder with respect to information relating to such Holder, and, to the extent necessary, to use commercially reasonable efforts to cause any such amendment to become effective and such Shelf Registration Statement, Prospectus or Free Writing Prospectus, as the case may be, to become usable as soon as thereafter practicable.  The Issuers and the Guarantors agree to furnish to the Participating Holders copies of any such supplement or amendment promptly after its being used or filed with the SEC.

(c)           The Issuers and the Guarantors shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or Section 2(b) hereof.  Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

(d)           An Exchange Offer Registration Statement pursuant to Section 2(a) hereof will not be deemed to have become effective unless it has been declared effective by the SEC.  A Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC or is automatically effective upon filing with the SEC as provided by Rule 462 under the Securities Act.

In the event that either the Exchange Offer is not completed or the Shelf Registration Statement, if required hereby, is not declared effective (or does not automatically become effective) on or prior to July 28, 2016, the Issuers will pay liquidated damages to Holders of Registrable Securities with the effect that the interest rate on the Registrable Securities will be increased by 1.00% per annum until the Exchange Offer is completed or the Shelf Registration Statement, if required hereby, is declared effective by the SEC (or becomes automatically

Exhibit A-7

effective).  All liquidated damages will be paid by the Issuers on the next scheduled interest payment date in the same manner as interest is paid on the Securities under the Indenture.

If the Shelf Registration Statement, if required hereby, has been declared effective or automatically becomes effective, as the case may be, and thereafter either ceases to be effective or the Prospectus contained therein ceases to be usable at any time during the Shelf Effectiveness Period, and such failure to remain effective or usable exists for more than 30 days (whether or not consecutive) in any 12-month period, unless such failure to remain effective or usable relates or is directly attributable to an acquisition or disposition being undertaken by the Issuers then the Issuers will pay liquidated damages to the Holders of Registrable Securities with the effect that the interest rate on the Registrable Securities will be increased by 1.00% per annum commencing on the 31st day in such 12-month period and ending on such date that the Shelf Registration Statement has again been declared (or automatically becomes) effective or the Prospectus again becomes usable.

(e)           Without limiting the remedies available to the Initial Purchasers and the Holders, the Issuers and the Guarantors acknowledge that any failure by the Issuers or the Guarantors to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Issuers’ and the Guarantors’ obligations under Section 2(a) and Section 2(b) hereof.  The provisions for liquidated damages set forth in Section 2(d) above shall be the only monetary remedy available to the Holders under this Agreement.

3.             Registration Procedures.  (a) In connection with their obligations pursuant to Section 2(a) and Section 2(b) hereof, the Issuers and the Guarantors shall as expeditiously as possible:

(i)            prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (x) shall be selected by the Issuers and the Guarantors, (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the Participating Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

(ii)           prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to

Exhibit A-8

transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

(iii)          to the extent any Free Writing Prospectus is used, file with the SEC any Free Writing Prospectus that is required to be filed by the Issuers or the Guarantors with the SEC in accordance with the Securities Act and to retain any Free Writing Prospectus not required to be filed;

(iv)          in the case of a Shelf Registration, furnish to each Participating Holder, to counsel for the Initial Purchasers, to counsel for such Participating Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary prospectus or Free Writing Prospectus, and any amendment or supplement thereto, as such Participating Holder, counsel or Underwriter may reasonably request in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and, subject to Section 3(c) below, the Issuers and the Guarantors consent to the use of such Prospectus, preliminary prospectus or such Free Writing Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the Participating Holders and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus, preliminary prospectus or such Free Writing Prospectus or any amendment or supplement thereto in accordance with applicable law;

(v)           use commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Participating Holder shall reasonably request in writing by the time the applicable Registration Statement becomes effective; cooperate with such Participating Holders in connection with any filings required to be made with FINRA, and do any and all other acts and things that may be reasonably necessary or advisable to enable each Participating Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Participating Holder; provided that neither the Issuers nor any Guarantor shall be required to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (2) file any general consent to service of process in any such jurisdiction or (3) subject itself to taxation in any such jurisdiction if it is not so subject;

(vi)          notify counsel for the Initial Purchasers and, in the case of a Shelf Registration, notify each Participating Holder and counsel for such Participating Holders promptly and, if requested by any such Participating Holder or counsel, confirm such advice in writing (1) when a Registration Statement has become effective, when any post-effective amendment thereto has been filed and becomes effective, when any Free Writing Prospectus has been filed or any amendment or supplement to the Prospectus or any Free Writing Prospectus has been filed, (2) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement, Prospectus or any Free Writing

Exhibit A-9

Prospectus or for additional information after the Registration Statement has become effective, (3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, including the receipt by the Issuers of any notice of objection of the SEC to the use of a Shelf Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act, (4) if, between the applicable effective date of a Shelf Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of any Issuer or any Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Securities cease to be true and correct in all material respects or if any Issuer or any Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (5) of the happening of any event during the period a Registration Statement is effective that makes any statement made in such Registration Statement or the related Prospectus or any Free Writing Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus or any Free Writing Prospectus in order to make the statements therein, in the light of the circumstances in which they were made in the case of the Prospectus or any Free Writing Prospectus, not misleading and (6) of any determination by the any Issuer or any Guarantor that a post-effective amendment to a Registration Statement or any amendment or supplement to the Prospectus or any Free Writing Prospectus would be appropriate;

(vii)         use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or, in the case of a Shelf Registration, the resolution of any objection of the SEC pursuant to Rule 401(g)(2) under the Securities Act, including by filing an amendment to such Registration Statement on the proper form, at the earliest practicable moment and provide immediate notice to each Holder or Participating Holder of the withdrawal of any such order or such resolution;

(viii)        in the case of a Shelf Registration, furnish or make available to each Participating Holder, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

(ix)          in the case of a Shelf Registration, cooperate with the Participating Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as such Participating Holders may reasonably request at least one Business Day prior to the closing of any sale of Registrable Securities;

Exhibit A-10

(x)           upon the occurrence of any event contemplated by Section 3(a)(vi)(5) hereof, use commercially reasonable efforts to prepare and file with the SEC a supplement or post-effective amendment to the Exchange Offer Registration Statement or Shelf Registration Statement or the related Prospectus or any Free Writing Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered (or, to the extent permitted by law, made available) to purchasers of the Registrable Securities, such Prospectus or Free Writing Prospectus, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Issuers and the Guarantors shall notify the Participating Holders (in the case of a Shelf Registration Statement) and the Initial Purchasers and any Participating Broker-Dealers known to the Issuers (in the case of the Exchange Offer Registration Statement) to suspend use of the Prospectus or any Free Writing Prospectus as promptly as practicable after the occurrence of such an event, and such Participating Holders, such Participating Broker-Dealers and the Initial Purchasers, as applicable, hereby agree to suspend use of the Prospectus or any Free Writing Prospectus, as the case may be, until the Issuers and the Guarantors have amended or supplemented the Prospectus or the Free Writing Prospectus, as the case may be, to correct such misstatement or omission; provided that the obligations under this Section 3(a)(x) with respect to the Exchange Offer Registration Statement shall terminate at the end of the period set forth in Section 2(a)(ii) of this Agreement;

(xi)          a reasonable time prior to the filing of any Registration Statement, any Prospectus, any Free Writing Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or a Free Writing Prospectus, provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, to the Participating Holders and their counsel) and make such of the representatives of the Issuers and the Guarantors as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Participating Holders or their counsel) available for discussion of such document; and the Issuers and the Guarantors shall not, at any time after initial filing of a Registration Statement, use or file any Prospectus, any Free Writing Prospectus, any amendment of or supplement to a Registration Statement, a Prospectus or a Free Writing Prospectus, of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Participating Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Participating Holders or their counsel) shall reasonably object;

(xii)         obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the initial effective date of a Registration Statement;

Exhibit A-11

(xiii)        cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(xiv)        in the case of a Shelf Registration, make available for inspection by a representative of the Participating Holders (an “Inspector”), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, any attorneys and accountants designated by a majority in aggregate principal amount of the Registrable Securities held by the Participating Holders and any attorneys and accountants designated by such Underwriter, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Partnership and its subsidiaries, and cause the respective officers, directors and employees of the Issuers and the Guarantors to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; provided that if any such information is identified by the any Issuer or any Guarantor as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of any Inspector, Participating Holder or Underwriter;

(xv)         if reasonably requested by any Participating Holder, promptly include in a Prospectus supplement or post-effective amendment such information with respect to such Participating Holder as such Participating Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Issuers have received notification of the matters to be so included in such filing;

(xvi)        in the case of a Shelf Registration, enter into such customary agreements and take all such other commercially reasonable actions in connection therewith (including those requested by the Participating Holders of a majority in principal amount of the Registrable Securities covered by the Shelf Registration Statement) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (1) to the extent possible, make such representations and warranties to the Participating Holders and any Underwriters of such Registrable Securities with respect to the business of the Partnership and its subsidiaries and the Registration Statement, Prospectus, any Free Writing Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and

Exhibit A-12

confirm the same if and when requested, (2) obtain opinions of counsel to the Issuers and the Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Participating Holders and such Underwriters and their respective counsel) addressed to each Participating Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (3) obtain “comfort” letters from the independent certified public accountants of the Issuers and the Guarantors (and, if necessary, any other certified public accountant of any subsidiary of the Partnership, or of any business acquired by any Issuer or any Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each Participating Holder (to the extent permitted by applicable professional standards) and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, including but not limited to financial information contained in any preliminary prospectus, Prospectus or Free Writing Prospectus, and (4) deliver such documents and certificates as may be reasonably requested by the Participating Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Issuers and the Guarantors made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in an underwriting agreement; and

(xvii)       So long as any Registrable Securities remain outstanding, cause each Additional Guarantor upon the creation or acquisition by the Partnership of such Additional Guarantor, to execute a counterpart to this Agreement in the form attached hereto as Annex A and to deliver such counterpart, together with an opinion of counsel as to the enforceability thereof against such entity, to the Initial Purchasers no later than five Business Days following the execution thereof.

(b)           In the case of a Shelf Registration Statement, the Issuers may require each Holder of Registrable Securities to furnish to the Issuers a Notice and Questionnaire and such other information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Issuers and the Guarantors may from time to time reasonably request in writing.

(c)           Each Participating Holder agrees that, upon receipt of any notice from the Issuers and the Guarantors of the happening of any event of the kind described in Section 3(a)(vi)(3) or Section 3(a)(vi)(5) hereof, such Participating Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until such Participating Holder’s receipt of the copies of the supplemented or amended Prospectus and any Free Writing Prospectus contemplated by Section 3(a)(x) hereof and, if so directed by the Issuers and the Guarantors, such Participating Holder will deliver to the Issuers and the Guarantors all copies in its possession, other than permanent file copies then in such Participating Holder’s possession, of the Prospectus and any Free Writing Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

Exhibit A-13

(d)           If the Issuers and the Guarantors shall give any notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Issuers and the Guarantors shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders of such Registrable Securities shall have received copies of the supplemented or amended Prospectus or any Free Writing Prospectus necessary to resume such dispositions. The Issuers and the Guarantors may give any such notice only twice during any 365-day period and any such suspensions shall not exceed 30 days for each suspension and there shall not be more than two suspensions in effect during any 365-day period.

(e)           The Participating Holders who desire to do so may sell such Registrable Securities in an Underwritten Offering.  In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each an “Underwriter”) that will administer the offering will be selected by the Holders of a majority in principal amount of the Registrable Securities included in such offering; provided, however, that such Underwriter must be reasonably satisfactory to the Partnership.

4.             Participation of Broker-Dealers in Exchange Offer.  (a)  The Staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

The Issuers and the Guarantors understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers (or, to the extent permitted by law, made available to purchasers) to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

(b)           In light of the above, and notwithstanding the other provisions of this Agreement, the Issuers and the Guarantors agree to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement for a period of up to 180 days after the last Exchange Date (as such period may be extended pursuant to Section 3(d) of this Agreement), in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above.  The Issuers and the Guarantors further agree that Participating Broker-Dealers shall be authorized to deliver such Prospectus (or, to the extent permitted by law, make available) during such period in connection with the resales contemplated by this Section 4.

(c)           The Initial Purchasers shall have no liability to the Issuers, any Guarantor or any Holder with respect to any request that they may make pursuant to Section 4(b) above.

Exhibit A-14

5.             Indemnification and Contribution.  (a) The Issuers and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each Holder, their respective affiliates, directors and officers and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (2) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, any Free Writing Prospectus or any “issuer information” (“Issuer Information”) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser or information relating to any Holder furnished to the Issuers in writing through Merrill or any selling Holder expressly for use therein.  In connection with any Underwritten Offering permitted by Section 3, the Issuers and the Guarantors, jointly and severally, will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement, any Prospectus, any Free Writing Prospectus or any Issuer Information.

(b)           Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Issuers, the Guarantors, the Initial Purchasers and the other selling Holders, the directors of the Issuers and the Guarantors, each officer of the Issuers and the Guarantors who signed the Registration Statement and each Person, if any, who controls the Issuers, the Guarantors, any Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Issuers in writing by such Holder expressly for use in any Registration Statement, any Prospectus and any Free Writing Prospectus.

(c)           If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of

Exhibit A-15

substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above.  If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 5 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred.  Any such separate firm (x) for any Initial Purchaser, its affiliates, directors and officers and any control Persons of such Initial Purchaser shall be designated in writing by Merrill, (y) for any Holder, its directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Issuers.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement.  No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)           If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying

Exhibit A-16

such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors from the offering of the Securities and the Exchange Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Issuers and the Guarantors on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative fault of the Issuers and the Guarantors on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers and the Guarantors or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)           The Issuers, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above.  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim.  Notwithstanding the provisions of this Section 5, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The Holders’ obligations to contribute pursuant to this Section 5 are several and not joint.

(f)            The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

(g)           The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers or any Holder or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Issuers or the Guarantors or the officers or directors of or any Person controlling the Issuers or the Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

Exhibit A-17

6.             General.

(a)           No Inconsistent Agreements.  The Issuers and the Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by any Issuer or any Guarantor under any other agreement and (ii) neither the Issuers nor any Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

(b)           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Issuers and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof or any provision that could affect adversely the rights of any Holder of Registrable Securities to receive liquidated damages in the amount and on the payment dates as provided in Section 2(d) shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder.  Any amendments, modifications, supplements, waivers or consents pursuant to this Section 6(b) shall be by a writing executed by each of the parties hereto.

(c)           Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Partnership by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; (ii) if to the Issuers and the Guarantors, initially at the Partnership’s address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c); and (iii) to such other persons at their respective addresses as provided in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c).  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.  Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

(d)           Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture.  If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of

Exhibit A-18

this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.  The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Issuers or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

(e)           Third Party Beneficiaries.  Each Holder shall be a third party beneficiary to the agreements made hereunder between the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

(f)            Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g)           Headings.  The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

(h)           Governing Law.  This Agreement, and any claim, controversy or dispute arising under or related to this Agreement, shall be governed by and construed in accordance with the laws of the State of New York.

(i)            Entire Agreement; Severability.  This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto.  If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated.  The Issuers, the Guarantors and the Initial Purchasers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

[Signature Page to Follow.]

Exhibit A-19

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Very truly yours,

GLOBAL PARTNERS LP

By: Global GP LLC, its General Partner

By:
Name:
Title:

GLOBAL GP LLC

By:
Name:
Title:

GLP FINANCE CORP.

By:
Name:
Title:

GLOBAL OPERATING LLC

By:	Global Partners LP, its Sole Member

By:	Global GP LLC, its General Partner

By:
Name:
Title:

Exhibit A-20

GLOBAL COMPANIES LLC GLOBAL ENERGY MARKETING LLC CHELSEA SANDWICH LLC ALLIANCE ENERGY LLC GLOBAL ENERGY MARKETING II LLC CASCADE KELLY HOLDINGS LLC GLOBAL CNG LLC

By:	Global Operating LLC,
its Sole Member

By:	Global Partners LP,
its Sole Member

By:	Global GP LLC,
its General Partner

By:
		Name:	Edward J. Faneuil
		Title:	EVP & General Counsel

BURSAW OIL LLC

	By:	Alliance Energy LLC,
its Sole Member

	By:	Global Operating LLC,
its Sole Member

	By:	Global Partners LP,
its Sole Member

	By:	Global GP LLC,
its General Partner

By:
Name: Edward J. Faneuil
Title: Executive Vice
President and Secretary

GLOBAL MONTELLO GROUP CORP.
GLEN HES CORP.

WARREN EQUITIES INC.

WAREX TERMINALS CORPORATION

DRAKE PETROLEUM COMPANY, INC.

PURITAN OIL COMPANY, INC.

MARYLAND OIL COMPANY, INC.

GLOBAL PARTNERS ENERGY CANADA ULC

Exhibit A-21

By:
	Name:	Edward J. Faneuil
	Title:	EVP & General Counsel

Exhibit A-22

Accepted as of the date hereof:

MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED

For itself and on behalf of the
several Initial Purchasers listed
in Schedule 1 hereto.

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:
Name:
Title:

Exhibit A-23

Schedule 1

Initial Purchasers

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

J.P. Morgan Securities LLC
Wells Fargo Securities, LLC
SG Americas Securities, LLC
Mitsubishi UFJ Securities (USA), Inc.
RBS Securities, Inc.
BNP Paribas Securities Corp.
BMO Capital Markets Corp.
Rabo Securities USA, Inc.
Santander Investment Securities Inc.
Credit Agricole Securities (USA) Inc.
SMBC Nikko Securities America, Inc.
Natixis Securities Americas LLC
TD Securities (USA) LLC
Regions Securities LLC

Exhibit A-1

Annex A

Counterpart to Registration Rights Agreement

The undersigned hereby absolutely, unconditionally and irrevocably agrees as a Guarantor (as defined in the Registration Rights Agreement, dated June 4, 2015 by and among Global Partners LP, a Delaware limited partnership, GLP Finance Corp., a Delaware corporation, the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and the other Initial Purchasers) to be bound by the terms and provisions of such Registration Rights Agreement.

IN WITNESS WHEREOF, the undersigned has executed this counterpart as of                     ,         .

[GUARANTOR]

By:
Name:
Title:

Exhibit A-1